UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2021

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)

7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE

Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 20, 2021, the Company issued a press release announcing that on June 21, 2021 (the “Liquidation Date) (i) Central Fidelity Capital Trust I will be liquidated, the Floating Rate Capital Trust Pass-through Securities (the “Central Fidelity Capital Securities”) and the Floating Rate Common Securities (the “Central Fidelity Common Securities”) issued by Central Fidelity Capital Trust I will be canceled, and the Floating Rate Junior Subordinated Debt Securities, Series A due April 15, 2027 (the “Central Fidelity Debentures”) issued by Wells Fargo & Company, as successor to Central Fidelity Banks, Inc., and currently held by Central Fidelity Capital Trust I will be distributed pro rata to the holders of the Central Fidelity Capital Securities and Central Fidelity Common Securities, all in accordance with the amended and restated declaration of trust of Central Fidelity Capital Trust I and (ii) Wachovia Capital Trust II will be liquidated, the Floating Rate Capital Securities (the “Wachovia Capital Securities” and, together with the Central Fidelity Capital Securities, the “Capital Securities”) and the Common Securities (the “Wachovia Common Securities” and, together with the Central Fidelity Common Securities, the “Common Securities”) issued by Wachovia Capital Trust II will be canceled, and the Floating Rate Junior Subordinated Deferrable Interest Debentures due January 15, 2027 (the “Wachovia Debentures” and, together with the Central Fidelity Debentures, the “Debentures”) issued by Wells Fargo & Company, as successor to Wachovia Corporation, and currently held by Wachovia Capital Trust II will be distributed pro rata to the holders of the Wachovia Capital Securities and Wachovia Common Securities, all in accordance with the amended and restated declaration of trust of Wachovia Capital Trust II.

On the Liquidation Date, each $1,000 in liquidation amount of the Capital Securities will be exchanged for $1,000 principal amount of the corresponding series of Debentures, and the principal amount of the Debentures that is distributed to Wells Fargo & Company, as the holder of Common Securities, will be extinguished. The press release is included as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Location

99.1	Press Release dated May 20, 2021.	Filed herewith

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: May 20, 2021	/s/ Bryant Owens
Bryant Owens
Senior Vice President and Assistant Treasurer